UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2007

RADIOSHACK CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 1-5571

Delaware	75-1047710
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 RadioShack Circle, Mail Stop CF3-203,
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 415-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

RadioShack Corporation 2007 Restricted Stock Plan. On May 17, 2007, the stockholders of RadioShack Corporation (the “Company”) approved the adoption of the RadioShack Corporation 2007 Restricted Stock Plan (the “2007 RSP”).

Under the 2007 RSP, the Management Development and Compensation Committee of the Board of Directors (the “MD&C Committee”) may make awards of restricted stock to the Company’s officers. The 2007 RSP has 500,000 shares of restricted stock available for awards, and the term of the 2007 RSP is five years. The effective date of the 2007 RSP is May 31, 2007.

The foregoing summary of the 2007 RSP is qualified in its entirety by reference to the full text of the 2007 RSP included as Appendix A to the Company’s proxy statement filed with the Securities and Exchange Commission on April 12, 2007, which text is incorporated herein by reference.

Amendment to RadioShack 2004 Annual and Long-Term Incentive Plan. On May 17, 2007, the stockholders of the Company also approved an amendment to the RadioShack 2004 Annual and Long-Term Incentive Compensation Plan (the “Compensation Plan”).

As amended, the MD&C Committee may grant, under the Compensation Plan’s long-term feature, long-term awards with two-year performance cycles, beginning in 2007, in addition to the three-year performance cycles currently permitted by the Compensation Plan.

The foregoing summary of the amendment to the Compensation Plan is qualified in its entirety by reference to its description on pages 32 and 33 of the Company’s proxy statement filed with the Securities and Exchange Commission on April 12, 2007, which description is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

Exhibit No.

10.1
RadioShack Corporation 2007 Restricted Stock Plan (included as Appendix A to the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 12, 2007 and incorporated herein by reference).

10.2	Form of Restricted Stock Agreement under the RadioShack Corporation 2007 Restricted Stock Plan.

10.3
Amendment to RadioShack 2004 Annual and Long-Term Incentive Compensation Plan (the written description of which is contained on pages 32 and 33 of the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 12, 2007 and incorporated herein by reference).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 18th day of May, 2007.

RADIOSHACK CORPORATION

/s/	James F. Gooch
James F. Gooch
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1
RadioShack Corporation 2007 Restricted Stock Plan (included as Appendix A to the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 12, 2007 and incorporated herein by reference).

10.2	Form of Restricted Stock Agreement under the RadioShack Corporation 2007 Restricted Stock Plan.

10.3	Amendment to RadioShack 2004 Annual and Long-Term Incentive Compensation Plan (the written description of which is contained on pages 32 and 33 of the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 12, 2007 and incorporated herein by reference).

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